UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2018

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-38287	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On July 22, 2018, Corporate Capital Trust, Inc., a Maryland corporation (“CCT”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FS Investment Corporation, a Maryland corporation (“FSIC”), IC Acquisition, Inc., a Maryland corporation and wholly-owned subsidiary of FSIC (“Merger Sub”), and FS/KKR Advisor, LLC, a Delaware limited liability company and investment adviser to each of FSIC and CCT (“FS/KKR Advisor”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into CCT, with CCT continuing as the surviving company and as a wholly-owned subsidiary of FSIC (the “Merger”) and, immediately thereafter, CCT will merge with and into FSIC, with FSIC continuing as the surviving company (together with the Merger, the “Mergers”). The boards of directors of both CCT and FSIC have approved the transaction, with the participation throughout by, and the unanimous support of, their respective independent directors. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In the Merger, each share of CCT common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into a number of shares of FSIC common stock equal to an exchange ratio to be determined in connection with the closing of the Merger (the “Exchange Ratio”). The Exchange Ratio will equal the net asset value per share of CCT common stock (determined no earlier than two business days prior to the closing date of the Merger), divided by the net asset value per share of FSIC common stock (determined no earlier than two business days prior to the closing date of the Merger). No fractional shares of FSIC common stock will be issued, and holders of CCT common stock will receive cash in lieu of fractional shares.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of FSIC’s and CCT’s businesses during the period prior to the closing of the Merger. FSIC and CCT have agreed to convene and hold meetings of their stockholders for the purpose of obtaining the required approvals of FSIC’s and CCT’s stockholders, respectively, and have agreed to recommend that their stockholders approve their respective proposals.

The Merger Agreement provides that each of FSIC and CCT may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, each of the FSIC board of directors and the CCT board of directors may, subject to certain conditions and in some instances payment of a termination fee of approximately $75.2 million, change its recommendation to their respective stockholders, terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to breach its standard of conduct under applicable law (taking into account any changes to the Merger Agreement proposed by CCT or FSIC, as applicable).

Consummation of the Merger, which is currently anticipated to occur during the fourth quarter of 2018, is subject to certain closing conditions, including (1) requisite approvals of FSIC stockholders and CCT stockholders, (2) the absence of certain legal impediments to the consummation of the Merger, (3) effectiveness of the registration statement for the FSIC common stock to be issued as consideration in the Merger, (4) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement and (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

The Merger Agreement also contains certain termination rights in favor of FSIC and CCT, including if the Merger is not completed on or before July 22, 2019 or if the requisite approvals of FSIC stockholders or CCT stockholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement under certain circumstances, CCT may be required to pay FSIC, or FSIC may be required to pay CCT, a termination fee of approximately $75.2 million.

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The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated into this Current Report on Form 8-K by reference.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Indemnification Agreements

On July 22, 2018, CCT entered into indemnification agreements (the “Indemnification Agreements”) with each of the members of the CCT board of directors. Pursuant to the Indemnification Agreements, CCT will indemnify each member of the CCT board of directors to the fullest extent permitted by applicable law, including indemnification and/or advancement of expenses incurred in connection with participating in any action or proceeding arising out of his or her service as a director of CCT.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2018, the CCT board of directors approved Amendment No. 1 (the “First Amendment”) to CCT’s Third Amended and Restated Bylaws (the “Bylaws”). The First Amendment became effective immediately upon its approval by the CCT board of directors. The First Amendment added a new Article XVI to the Bylaws, which provides, among other things, that to the maximum extent permitted by applicable law, CCT will indemnify and will pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who is a present or former director or officer of CCT and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is attached hereto as Exhibit 3.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 7.01.	Regulation FD Disclosure.

On July 23, 2018, FS/KKR Advisor issued a press release announcing the entry into the Merger Agreement. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FSIC and CCT (together with FSIC, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to obtain requisite stockholder approval for the Proposals (as defined below) set forth in the Proxy Statement (as defined below), failure to consummate the business combination transaction involving the Funds, the price at which shares of FSIC’s and CCT’s common stock trade on the New York Stock Exchange, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds, and failure to realize the anticipated benefits of the business combination transaction involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”) and will also be contained in the Proxy Statement when such document becomes available. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving the Funds, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, the Funds intend to file relevant materials with the SEC, including a registration statement on Form N-14, which will include a joint proxy statement of FSIC and CCT and a prospectus of FSIC (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FSIC, CCT, THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site, http://www.sec.gov, from FSIC’s website at www.fsinvestmentcorp.com and CCT’s website at www.corporatecapitaltrust.com.

Participants in the Solicitation

The Funds and their respective directors, executive officers and certain other members of management and employees, including employees of FS/KKR Advisor, FS Investments, KKR Credit Advisors (US) LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of the Funds in connection with the Proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Funds’ stockholders in connection with the Proposals will be contained in the Proxy Statement when such document becomes available. This document may be obtained free of charge from the sources indicated above.

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Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, by and among FS Investment Corporation, IC Acquisition, Inc., Corporate Capital Trust, Inc. and FS/KKR Advisor, LLC, dated as of July 22, 2018
3.1	Amendment No. 1 to the Third Amended and Restated Bylaws of Corporate Capital Trust, Inc.
10.1	Form of Indemnification Agreement
99.1	Press Release, dated July 23, 2018 (furnished herewith)

 ___________________

* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2018		CORPORATE CAPITAL TRUST, INC.
a Maryland corporation

	By:	/s/ Philip Davidson
Philip Davidson
General Counsel and Secretary

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